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                                                                      Exhibit 21

                       KAISER GROUP INTERNATIONAL, INC.
                   9300 Lee Highway, Fairfax, Virginia 22031
                                (703) 934-3300

     Kaiser Group International, Inc.'s consolidated subsidiaries are listed below. Consolidated subsidiaries which are less than wholly owned are indicated by the ownership percentage figure in parentheses following the name of the consolidated subsidiary.

                                                                                                       Jurisdiction
Consolidated Subsidiary                                                                                of Formation
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
I.   Cygna Group, Inc.                                                                                     Delaware
     II.   Liability Risk Management, Inc.                                                               California
I.   EDA, Incorporated                                                                                     Maryland
I.   HBG Hawaii, Inc.                                                                                      Delaware
I.   HBG International, Inc.                                                                               Delaware
I.   Henry J. Kaiser Development Corporation, Inc.                                                         Delaware
     II.   Global Trade & Investment, Inc.                                                                 Delaware
I.   Kaiser Engineers Group, Inc.                                                                          Delaware
     II.   Henry J. Kaiser Company                                                                           Nevada
     II.   Kaiser Engineers, Inc.                                                                              Ohio
           III.   Henry J. Kaiser Company (Canada) Ltd.                                                      Canada
           III.   Kaiser Engineers & Builders, Inc.                                                        Delaware
           III.   Kaiser Engineers (California) Corporation                                                Delaware
           III.   Kaiser Engineers Corporation                                                             New York
           III.   Kaiser Engineers of Michigan, Inc.                                                       Michigan
           III.   ICF Kaiser International Planning & Design, Inc. (33 1/3%)                           Pennsylvania
           III.   Kaiser Overseas Engineering, Inc.                                                        Delaware
           III.   Kaiser Engineers Limited                                                           United Kingdom
                  IV.  Kaiser Engineers Technical Services Limited (80%)                                     Cyprus
           III.   Kaiser Engineers and Constructors, Inc.                                                    Nevada
                  IV.  ICF Kaiser Engenharia e Participacoes Ltda. (99.9%)                                   Brazil
                       V.   ICF Kaiser Construcoes e Engenharia Ltda (99.989%)                               Brazil
                  IV.  ICF Pty. Ltd. (50%)                                                                Australia
                  IV.  Kaiser Engineers Limited (0.02%)                                                        U.K.
                  IV.  Kaiser Engenharia S.A. (50%)                                                        Portugal
                       V.   ICF Kaiser Construcoes e Engenharia Ltda (0.01%)                                 Brazil
                  IV.  Kaiser Engineers (NZ) Ltd (1%)                                                   New Zealand
                  IV.  Kaiser Engineers Pty. Ltd. (50%)                                                   Australia
                       V.   KWA Kenwalt (50%)                                                             Australia
                       V.   ICF Kaiser Aluterv KFT                                                          Hungary
                       V.   ICF Kaiser Engineers Asia Pacific Pty Ltd                                     Australia
                       V.   ICF Kaiser Engineers (Hong Kong) Ltd                                          Hong Kong
                       V.   ICF Kaiser Engineers (Singapore) Pte Ltd                                      Singapore
                       V.   Kaiser Engineers (NZ) Limited (99%)                                         New Zealand
           III.   Kaiser Engineers International, Inc.                                                       Nevada
                  IV.  ICF Pty. Ltd. (50%)                                                                Australia
                  IV.  ICF Kaiser Engenharia e Participacoes Ltda.(0.1%)                                     Brazil

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
                  IV.    Kaiser Panama S.A.                                                      Panama
                  IV.    Kaiser Engenharia S.A. (50%)                                          Portugal
                  IV.    Kaiser Engineers Pty. Ltd. (50%)                                     Australia
           III.   Kaiser Engineers Limited (99.98%)                                                U.K.
                  IV.    Kaiser Engineers Technical Services Limited (80%)                       Cyprus
                  IV.    Kaiser Engineers (UK) Limited (50%)                                       U.K.
           III.   Kaiser Engineers (UK) Limited (50%)                                              U.K.
                  IV.    Kaiser Engineers Technical Services Limited (20%)                       Cyprus
           III.   KE Services Corporation                                                      Delaware
           III.   Kaiser Engenharia e Constructoes Limitada                                      Brazil
     II.   International Waste Energy Systems, Inc.                                            Delaware
     II.   KE Livermore, Inc.                                                                  Delaware

I.   Kaiser Engineers Massachusetts, Inc.                                                      Delaware

I.   Kaiser Engineers Pacific, Inc.                                                              Nevada

I.   Kaiser Europe, Inc.                                                                       Delaware

I.   Kaiser/Georgia Wilson, Inc.                                                               Delaware

I.   Kaiser Government Programs, Inc.                                                          Delaware
     II.   Kaiser K-H Holdings, Inc.                                                           Delaware
           III.   Kaiser-Hill Company, LLC (50%)                                               Colorado
                  IV.    Kaiser-Hill Funding Company, L.L.C. (98%)                             Delaware
           III.   Kaiser-Hill Funding Company, L.L.C. (1%)                                     Delaware

I.   Kaiser Hanford Company                                                                    Delaware

I.   Kaiser Holdings Unlimited, Inc.                                                           Delaware
     II.   American Venture Investments Incorporated                                           Delaware
           III.   American Venture Holdings, Inc.                                              Delaware
     II.   Cygna Consulting Engineers and Project Management, Inc.                           California
     II.   Excell Development Construction, Inc.                                               Delaware
     II.   Kaiser DPI Holding Co., Inc.                                                        Delaware
     II.   Kaiser Engineers Eastern Europe, Inc.                                               Delaware
           III.   Kaiser Netherlands B.V. (10%)                                             Netherlands
     II.   Kaiser Hunters Branch Leasing, Inc.                                                 Delaware
     II.   Kaiser K-T Holdings, Inc.                                                           Delaware
     II.   Kaiser K-A Louisiana, Inc.                                                         Louisiana
     II.   Kaiser K-A Services, Inc.                                                           Delaware
     II.   Kaiser Netherlands B.V. (90%)                                                    Netherlands
     II.   Kaiser Leasing Corporation, Inc.                                                    Delaware

I.   ICF Kaiser Servicios Ambientales, S.A. de C.V. (66 2/3%)                                    Mexico

I.   Kaiser Technology Holdings, Inc.                                                          Delaware
     II.   Kaiser Advanced Technology, Inc.                                                       Idaho
           III.   ICF Kaiser Advanced Technology of New Mexico, Inc.                         New Mexico

I.   Kaiser R G.P. No. 1, Inc.                                                                 Delaware

I.   Monument Select Insurance Company                                                          Vermont
I.   Phase Linear Systems Incorporated                                                         Delaware

I.   Tudor Engineering Company                                                                 Delaware
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